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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 March 8, 2001


                               FILM ROMAN, INC.
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              (Exact name of registrant as specified in charter)

          Delaware                000-29642               95-4585357
(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)          File Number)         Identification No.)

                        12020 Chandler Blvd., Suite 200
                       North Hollywood, California 91607
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              (Address of Principal Executive Offices) (ZIP Code)

                                (818) 761-2544
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              Registrant's Telephone Number, Including Area Code

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On March 8, 2001, Film Roman, Inc, (the "Company") announced that the Company and Michael Winchester, Executive Vice-President and Chief Financial Officer, had entered into an agreement to terminate his employment at the Company as of April 6, 2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FILM ROMAN, INC.


                              By:   /s/ Dixon Q Dern
                              -------------------------------------
                              Dixon Q. Dern, Director and Secretary

                              Dated:  March 8, 2001